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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          March 24, 1995
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                        BIOMAGNETICS TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)


        California                    1-10285                     95-2647755
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



9727 Pacific Heights Boulevard, San Diego, California               92121
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     (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code          (619) 453-6300
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                                      n/a
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        (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.
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     On March 24, 1995, at the annual meeting of shareholders of Biomagnetic
Technologies, Inc. (the "Company"), a majority of the outstanding shares of the Company voted to approve the proposed issuance and sale of 25,000,000 shares of common stock of the Company to Dassesta International S.A., a foreign investment group, for $15,000,000. The shareholders also approved an amendment of the Company's articles of incorporation to increase the authorized number of shares of common stock from 23,000,000 to 60,000,000.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BIOMAGNETIC TECHNOLOGIES, INC.


                                       By:  /s/ PETER L. MILLIKIN
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                                             Peter L. Millikin, Vice President

Date: March 28, 1995

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